                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 4, 2005

                         Commission File Number: 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

                   Delaware                              22-3410353
         (State or other jurisdiction                 (I.R.S. Employer
      of incorporation or organization)             Identification No.)

                                240 Route 10 West
                           Whippany, New Jersey 07981
                                 (973) 887-5300
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 4, 2005, Suburban Propane Partners, L.P. issued a press release (the
"Press Release") describing its Fiscal 2005 Third Quarter Financial Results. A
copy of the Press Release has been furnished as Exhibit 99.1 to this Current
Report.

Within the Press Release, we reference earnings before interest, loss on debt extinguishment, taxes, depreciation and amortization ("EBITDA") which is considered a non-GAAP financial measure.

We provide this non-GAAP financial measure because we believe that it assists the investment community in properly assessing our liquidity on a year-over-year basis. In addition, we believe that this non-GAAP financial measure provides useful information to investors and industry analysts that facilitate the comparison of cash flows between periods for purposes of evaluating our ability to meet our debt service obligations and to pay quarterly distributions.
Moreover, our revolving credit agreement requires us to use EBITDA as a component in calculating our leverage and interest coverage ratios. A reconciliation of EBITDA to cash flow provided by operating activities (the most comparable GAAP measure) is presented in the Press Release furnished as Exhibit
99.1 to this Current Report.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

    99.1  Press Release of Suburban Propane Partners, L.P. dated August 4, 2005 describing the Fiscal 2005 Third Quarter Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

--------------           -------------------------------
August 4, 2005           SUBURBAN PROPANE PARTNERS, L.P.

                         By: /s/ Michael A. Stivala
                         --------------------------
                         Name: Michael A. Stivala
                         Title: Controller and Chief Accounting Officer

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EXHIBITS

Exhibit No.    Exhibit
99.1           Press Release of Suburban Propane Partners, L.P. dated August 4,
               2005 describing the Fiscal 2005 Third Quarter Financial Results.